January 25, 2010

Supplement

SUPPLEMENT DATED JANUARY 25, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 30, 2009

The Board of Trustees (the "Board") of Morgan Stanley Prime Income Trust (the "Fund") approved recommending to the Fund's shareholders the approval of a new Board for the Fund and a new investment advisory agreement (which includes an investment sub-advisory agreement for the Fund between Invesco Advisers, Inc. and various affiliated sub-advisers) for the Fund with Invesco Advisers, Inc. in connection with a Special Meeting of Shareholders of the Fund anticipated to be held during the second quarter of 2010. A proxy statement formally detailing these proposals is anticipated to be distributed to shareholders of the Fund during the first quarter of 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

XPISPT 01/10